UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

April 14, 2011

INOVIO PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14888	33-0969592
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1787 Sentry Parkway West Building 18, Suite 400 Blue Bell, Pennsylvania		19422
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (267) 440-4200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 14, 2011, David J. Williams, a director of the Company and a member of the Compensation Committee of the Board of Directors, notified the Company of his resignation as director effective May 1, 2011. In his correspondence, Mr. Williams cited his disagreement with certain of the Company’s governance practices, management-board communications, and management’s unwillingness to utilize his skills and experience.

Mr. Williams was not listed as a nominee for election as a director in the Company’s proxy statement dated April 11, 2011 with respect to the Company’s Annual Meeting of Stockholders scheduled for May 13, 2011.

Mr. Williams’ correspondence is attached to this Form 8-K as Exhibit 17.1.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

17.1	Correspondence from David J. Williams dated April 14, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOVIO PHARMACEUTICALS, INC.

By:	/s/Peter Kies
Peter Kies, Chief Financial Officer

Date: April 15, 2011